Aristotle Value Equity Fund

Class I Shares

(Ticker Symbol: ARSQX)

A series of Investment Managers Series Trust

Supplement dated February 14, 2018, to the

Prospectus and Statement of Additional Information (“SAI”),

both dated May 1, 2017, as supplemented.

(This Supplement replaces the Supplement dated February 9, 2018.)

Effective immediately, Gregory D. Padilla is added as a portfolio manager to the Aristotle Value Equity Fund (the “Fund”). Howard Gleicher will continue to serve as portfolio manager of the Fund. As a result, the Prospectus and SAI are updated as follows.

The “Portfolio Manager” section on page 22 of the Prospectus is replaced with the following:

The portfolio management team that is primarily responsible for the day-to-day management of the Fund’s portfolio is comprised of Howard Gleicher, CFA, Chief Executive Officer and Chief Investment Officer of the Advisor, and Gregory D. Padilla, CFA, Principal and Portfolio Manager. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy. Mr. Gleicher has served as a portfolio manager of the Fund since its inception on August 31, 2016, and Mr. Padilla has served as a portfolio manager of the Fund since February 9, 2018.

The first paragraph under the heading entitled “Portfolio Managers – Value Equity Fund” on page 44 of the Prospectus is deleted in its entirety and replaced with the following:

Howard Gleicher, CFA, and Gregory D. Padilla, CFA, are primarily responsible for the day-to-day portfolio management of the Value Equity Fund. While the team aims for any portfolio decision to be unanimous among the two co-portfolio managers, Mr. Gleicher has ultimate responsibility for portfolio construction and investment decision making for the strategy.

The following paragraph is added under the heading entitled “Portfolio Managers – Value Equity Fund” on page 44 of the Prospectus:

Gregory D. Padilla, CFA, Principal, Portfolio Manager and member of the firm’s research team, has over 11 years of investment experience. He has been a portfolio manager of the Value Equity Fund since February 9, 2018. Information on Mr. Padilla’s background can be found under the “Global Opportunities Fund” above.

The fourth sentence of the first paragraph under the heading entitled “Portfolio Managers” beginning on page B-41 of the SAI is deleted in its entirety and replaced with the following:

The Value Equity Fund is managed by Howard Gleicher, CFA, and Gregory D. Padilla, CFA.

Please file this Supplement with your records.